Cavium Networks Announces Financial Results for Q1 2011

MOUNTAIN VIEW, CA -- (Marketwire - April 28, 2011) - Cavium Networks, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the first quarter of 2011 ended March 31, 2011.

Revenue in the first quarter of 2011 was $63.6 million, a 6% sequential increase from the $59.8 million reported for the fourth quarter of 2010 and an increase of 53% from the $41.6 million reported for the first quarter of last year.

Generally Accepted Accounting Principles (GAAP) Results

Net income for the first quarter of 2011, on a GAAP basis, was $1.5 million, or $0.03 per diluted share, compared to net income of $34.6 million, or $0.70 per diluted share in the fourth quarter of 2010, and a net loss of $3.1 million, or $0.07 per diluted share in the first quarter of last year. Gross margins were 60.9% in the first quarter of 2011 compared to 62.7% in the fourth quarter of 2010 and 59.6% in the first quarter of last year. Total cash and cash equivalents were $69.4 million at March 31, 2011.

Non-GAAP Results

Cavium Networks believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in first quarter of 2011 exclude expenses totaling $15.0 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets and acquisition related expenses. Non-GAAP financial measures in the fourth quarter of 2010 exclude a one-time net tax benefit of $28.2 million. In addition, Non-GAAP financial measures in the fourth quarter of 2010 exclude expenses totaling $8.5 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets and acquisition related expenses. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the first quarter of 2011 was $16.5 million, or $0.32 per diluted share, compared with non-GAAP net income of $14.9 million, or $0.29 per diluted share in the fourth quarter of 2010. Gross margins, on a non-GAAP basis, was 65.0% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, was 25.4% in the first quarter of 2011.

"This was our eighth quarter of sequential sales growth, driven by strong growth in our core enterprise and service provider business. We generated record quarterly sales, strong non-GAAP gross and operating margins, and record non-GAAP net income during the first quarter. Furthermore, we experienced record design win momentum among a broad array of existing, as well as new, Tier-1 customers across our entire family of products," said Syed Ali, president and CEO of Cavium Networks.

Recent News Highlights

--  April 28, 2011 - Cavium Networks announced that it has delivered its flagship 32-core OCTEON II CN6880 processor to multiple Tier 1 customers building a wide range of wireless and wired infrastructure networking applications. In OEM benchmarks, the OCTEON II CN6880 provides the industry's highest performance across many networking, security, deep packet inspection (DPI) and compute intensive solutions based on their own real customer applications. OCTEON II is the first
    64 bit processor to provide 48GHz of compute power on a single chip
--  March 9, 2011 - Cavium Networks Completes Acquisition of Celestial
    Semiconductor
--  March 2, 2011 - Yocto Project Aligns Technology with OpenEmbedded and
    Gains Corporate Collaborators
--  February 16, 2011 - Cavium Networks ranked number 5 from America's
    25 Fastest-Growing Tech Companies According to Forbes
--  February 15, 2011 - Airspan Selects Cavium Networks OCTEON®
    Processors to Power its Next Generation 4G LTE Products
--  February 14, 2011 - Cavium Networks to Showcase Next Generation
    Security Solutions for Enterprise, Data Center and Cloud Computing at
    RSA 2011
--  February 14, 2011 - Cavium Networks Demonstrates Market-Leading,
    Comprehensive Solutions for 2.5/3G, WiMax and LTE Applications at
    Mobile World Congress 2011
--  February 14, 2011 - Cavium Networks and Picochip partner to Showcase
    Industry's First End-To-End LTE Femtocell at 2011 Mobile World Congress
    in Barcelona
--  February 9, 2011 - Cavium Networks, Kontron and Tata Elxsi Partner to
    Demonstrate Market Leading LTE eNodeB Solution at MWC 2011
--  February 8, 2011 - Cavium Networks Introduces First 40 Gbps
    "Bump-in-the-Wire" Deep Packet Inspection / Application Recognition
    Processor Family
--  January 31, 2011 - Cavium Networks Signs Definitive Agreement to
    Acquire China-Based Celestial Semiconductor

Cavium Networks, Inc. will broadcast its first quarter 2011 financial results conference call today, April 28, 2011, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium Networks website at http://www.caviumnetworks.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium Networks

Cavium Networks is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium Networks offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 40+ Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium Networks processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium Network's principal offices are in Mountain View, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.caviumnetworks.com.

Note on Forward-Looking Statements

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks, uncertainties and assumptions. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the rate of new design wins, acceptance by customers of Cavium's new product introductions, whether or not the company can continue to expand gross margins and operating margins, the rate at which existing design wins go into production, pricing pressures; general economic conditions; manufacturing difficulties; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Cavium's business are set forth in the "Risk Factors" section of our Form 10K filed with the Securities and Exchange Commission on February 28, 2011. All forward-looking statements in this press release are based on information available to us as of the date hereof and qualified in their entirety by this cautionary statement, and we assume no obligation to revise or update these forward-looking statements.

                                  CAVIUM NETWORKS, INC.
           Unaudited GAAP Condensed Consolidated Statements of Operations
                        (in thousands, except per share amounts)

                                                    Three Months Ended
                                                --------------------------
                                                  March 31,   December 31,
                                                    2011          2010
                                                ------------  ------------

Net revenue                                     $     63,570  $     59,803
Cost of revenue                                       24,825        22,315
                                                ------------  ------------
Gross profit                                          38,745        37,488
                                                ------------  ------------
Operating expenses:
  Research and development                            20,722        15,914
  Sales, general and administrative                   16,903        14,751
                                                ------------  ------------
     Total operating expenses                         37,625        30,665
                                                ------------  ------------
Income  from operations                                1,120         6,823
                                                ------------  ------------
Other income, net:
  Interest expense                                       (73)          (83)
  Interest income and other, net                         (38)          111
                                                ------------  ------------
Total other income, net                                 (111)           28
                                                ------------  ------------
  Income  before provision for income taxes            1,009         6,851
  Income tax benefit                                    (483)      (27,770)
                                                ------------  ------------
Net income                                      $      1,492  $     34,621
                                                ============  ============
Net income  per common share, basic             $       0.03  $       0.76
Shares used in computing basic net income per
 common share                                         47,091        45,817
Net income  per common share, diluted           $       0.03  $       0.70
Shares used in computing diluted net income per
 common share                                         49,799        49,611

                                   CAVIUM NETWORKS, INC.
                       Unaudited Reconciliation of Non-GAAP Adjustments
                                      (in thousands)

Reconciliation of GAAP research and development
 expenses to non-GAAP:
    GAAP research and development expenses      $     20,722  $     15,914
          Stock-based compensation and related
           payroll taxes                              (3,203)       (2,940)
          Acquisition-related expenses                (1,044)            -
          Acquisition-related compensation
           expenses                                   (2,140)            -
                                                ------------  ------------
     Non-GAAP research and development expenses $     14,335  $     12,974
                                                ============  ============
Reconciliation of GAAP sales, general and
 administrative expenses to non-GAAP
    GAAP sales, general and administrative
      expenses                                  $     16,903  $     14,751
          Stock-based compensation and related
           payroll taxes                              (3,289)       (2,924)
          Amortization of acquired intangibles          (237)         (183)
          Acquisition-related expenses                (1,949)         (454)
          Acquisition-related compensation
           expenses                                     (588)         (494)
                                                ------------  ------------
     Non-GAAP sales, general and administrative
      expenses                                  $     10,840  $     10,696
                                                ============  ============

                                   CAVIUM NETWORKS, INC.
                    Unaudited Reconciliation of Non-GAAP Adjustments
                  (In thousands, except per share data and percentages)

                                                    Three Months Ended
                                                --------------------------
Reconciliation of GAAP gross profit & margin to   March 31,   December 31,
 non-GAAP:                                          2011          2010
                                                ------------  ------------
Net revenue                                     $     63,570  $     59,803
GAAP gross profit                                     38,745        37,488
GAAP gross margin                                       60.9%         62.7%
      Acquisition-related expenses:
            Cost of revenue                              566             -
      Amortization of acquired intangibles:
            Cost of revenue                            1,603         1,174
      Stock-based compensation and related payroll
        taxes:
            Cost of revenue                              393           348
                                                ------------  ------------
Non-GAAP gross profit                           $     41,307  $     39,010
                                                ============  ============
Non-GAAP gross margin                                   65.0%         65.2%
                                                ============  ============

                                                    Three Months Ended
                                                --------------------------
Reconciliation of GAAP income from operations     March 31,   December 31,
 to non-GAAP:                                        2011         2010
                                                ------------  ------------
GAAP income from operations                            1,120  $      6,823
      Amortization of acquired intangibles             1,840         1,357
      Stock-based compensation and related payroll
       taxes                                           6,885         6,212
      Acquisition-related expenses                     3,559           454
      Acquisition-related compensation expenses        2,728           494
                                                ------------  ------------
Non-GAAP income  from operations                $     16,132  $     15,340
                                                ============  ============
Non-GAAP income from operations as a percentage
 of revenue                                             25.4%         25.7%
                                                ============  ============

                                                    Three Months Ended
                                                --------------------------
                                                  March 31,   December 31,
Reconciliation of GAAP net income to non-GAAP:      2011         2010
                                                ------------  ------------
GAAP net income                                 $      1,492  $     34,621
Non-GAAP adjustments:
      Stock-based compensation and related
       payroll taxes:
          Cost of revenue                                393           348
          Research and development                     3,203         2,940
          Sales, general and administrative            3,289         2,925
      Amortization of acquired intangibles:
          Cost of revenue                              1,603         1,174
          Sales, general and administrative              237           183
      Acquisition-related expenses                     3,559           454
      Acquisition-related compensation expenses        2,728           494
     Release of tax valuation allowance, net of
      unrecognized tax benefit                             -       (28,239)
                                                ------------  ------------
     Total of non-GAAP adjustments                    15,012       (19,721)
                                                ------------  ------------
Non-GAAP net income                             $     16,504  $     14,900
                                                ============  ============

GAAP net income  per share, diluted             $       0.03  $       0.70
                                                ============  ============
   Non-GAAP adjustments detailed above                  0.29         (0.41)
Non-GAAP net income per share, diluted          $       0.32  $       0.29
                                                ============  ============

GAAP weighted average shares, diluted                 49,799        49,611
   Non-GAAP share adjustment                           2,375         1,600
                                                ------------  ------------
Non-GAAP weighted average shares, diluted             52,174        51,211

                              CAVIUM NETWORKS, INC.
               Unaudited GAAP Condensed Consolidated Balance Sheets
                                 (in thousands)

                                                    As of         As of
                                                ------------  ------------
                                                  March 31,   December 31,
                                                    2011          2010
                                                ------------  ------------
Assets
Current assets:
   Cash and cash equivalents                    $     69,431  $     90,673
   Accounts receivable, net                           35,605        29,912
   Inventories                                        28,680        31,556
   Prepaid expenses and other current assets           2,658         2,423
   Deferred income taxes                               9,039         9,053
                                                ------------  ------------
       Total current assets                          145,413       163,617
Property and equipment, net                           14,624        14,162
Intangible assets, net                                53,691        29,226
Goodwill                                             103,207        57,230
Deferred income taxes                                 26,667        26,020
Other non-current assets                               1,785         1,365
                                                ------------  ------------
       Total assets                             $    345,387  $    291,620
                                                ============  ============

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                             $     16,246  $     14,160
   Accrued expenses and other current
    liabilities                                       13,652         8,136
   Deferred revenue                                   15,078        15,361
   Capital lease and technology license
    obligations, current                               5,538         8,088
                                                ------------  ------------
       Total current liabilities                      50,514        45,745
Capital lease and technology license
 obligations, net of current                           2,182         2,956
Deferred tax liability                                 5,917         5,917
Other non-current liabilities                          2,208         2,392
                                                ------------  ------------
       Total liabilities                              60,821        57,010
                                                ------------  ------------

Stockholders' equity
   Common stock                                           48            46
   Additional paid-in capital                        324,519       276,057
   Accumulated deficit                               (40,001)      (41,493)
                                                ------------  ------------
       Total stockholders' equity                    284,566       234,610
                                                ------------  ------------
       Total liabilities and stockholders'
        equity                                  $    345,387  $    291,620
                                                ============  ============

Cavium Networks Contact:
Art Chadwick
Vice President of Finance and Administration
and Chief Financial Officer
Tel: (650) 623-7063
Email: art.chadwick@caviumnetworks.com

Angel Atondo
Marketing Communications Manager
Tel: (650) 623-7033
Email: angel.atondo@caviumnetworks.com